 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
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FORM 8-K
 _________________
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): April 15, 2015
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LEVI STRAUSS & CO.
(Exact name of registrant as specified in its charter)
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DELAWARE	002-90139	94-0905160
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
1155 BATTERY STREET
SAN FRANCISCO, CALIFORNIA 94111
(Address of principal executive offices, including zip code)
(415) 501-6000
(Registrant’s telephone number, including area code)
  _________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (See General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communication pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240. 13e-4(c))

ITEM 5.07	Submission of Matters to a Vote of Security Holders.
The Annual Stockholders Meeting (the “Annual Meeting”) of Levi Strauss & Co. (the “Company”) was held on April 15, 2015. The Company’s stockholders voted on the following proposal at the Annual Meeting and, as certified by the Company’s inspector of elections, cast their votes as follows:

Proposal 1
A proposal to elect each of the three (3) Class II directors to serve until the Company’s 2018 Annual Meeting of Stockholders or until his or her respective successor has been elected and qualified.  Each of the Class II directors listed below was elected to the Company’s Board to serve for a three-year term or until their successors are elected and qualified, with the following votes:

Name	For	Withheld
Mimi L. Haas	30,903,523	2,670,970
Peter E. Haas, Jr.	29,260,394	4,314,099
Jenny Ming	33,536,993	37,500

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEVI STRAUSS & CO.

DATE:	April 17, 2015	By:	/s/ WADE W. WEBSTER
		Name:	Wade W. Webster
		Title:	Senior Vice President and Controller